EXHIBIT 99.1

Turlington and Company, LLP
Certified Public Accountants

INDEPENDENT AUDITORS' REPORT

To the Stockholder
PeopleSource, Inc.
Winston-Salem, North Carolina

We have audited the accompanying balance sheet of PeopleSource, Inc. (an S Corporation) as of December 31, 2008, and the related statements of income, stockholder's equity, and cash flows for the  year then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PeopleSource, Inc. as of December 31, 2008, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Winston-Salem, North Carolina
September 17, 2009

509 East Center Street – Post Office Box 1697 – Lexington, North Carolina 27293-1697
Office: 336-249-6856 – Facsimile: 336-248-8697
1338 Westgate Center Drive – Winston Salem, North Carolina 27103
Office: 336-765-2410 – Facsimile: 336-765-6241
www.turlingtonandcompany.com

PEOPLESOURCE, INC.

BALANCE SHEET
December 31, 2008

ASSETS
Current assets:
Cash	$3,980
Accounts receivable - trade	406,511
410,491
Property and equipment:
Computer equipment	33,319
Furniture and equipment	18,293
51,612
Less, accumulated depreciation	46,205
5,407
Other assets:
Deposits	3,138

$419,036

LIABILITIES
Current liabilities:
Note payable	$40,000
Accounts payable - trade	69,238
Other accrued liabilities	76,104
185,342

STOCKHOLDER'S EQUITY
Capital stock	1,000

Retained earnings	232,694
233,694

$419,036

The accompanying notes are an integral part of the financial statements

PEOPLESOURCE, INC.

STATEMENT OF STOCKHOLDER'S EQUITY
Year Ended December 31, 2008

Capital stock:
Common; no par value; 1,000 shares issued and outstanding,
with no changes during the year		$1,000

Retained earnings:

Balance - beginning of year		245,909

Net income for the year		64,185

Distributions to stockholder	(	77,400)

Balance - end of year		232,694

		$233,694

The accompanying notes are an integral part of the financial statements

PEOPLESOURCE, INC.

STATEMENT OF INCOME
Year Ended December 31, 2008

Revenue:
Fee revenue	$3,272,323

Cost of revenue:
Salaries and wages	1,814,220
Employee benefits	48,070
Payroll taxes	177,960
Temporary services	679,492
2,719,742
Gross profit	552,581

Operating expenses:
Salaries and wages	257,082
Employee benefits	19,311
Payroll taxes	19,667
Taxes and licenses	2,621
Office rent	40,070
Depreciation	2,945
Advertising	5,948
Office expense	13,442
Telephone	7,772
Insurance	28,878
Travel	29,100
Professional fees	17,715
Recruitment expense	14,265
Meals and entertainment	11,179
Staff development	13,530
483,525

Operating income	69,056

Other deductions:
Interest paid	4,871

Net income for the year	$64,185

The accompanying notes are an integral part of the financial statements

PEOPLESOURCE, INC.
STATEMENT OF CASH FLOWS
Year Ended December 31, 2008

Cash flows from operating activities:
Net income for the year		$64,185
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation		2,945
Changes in assets and liabilities:
Accounts receivable		151,779
Accounts payable - trade	(	82,781)
Other accrued liabilities	(	9,639)

Net cash provided by operating activities		126,489

Cash flows from financing activities:
Proceeds from short-term borrowings		323,000
Payments on short-term debt	(	390,000)
Distributions to stockholder	(	77,400)

Net cash used for financing activities	(	144,400)

Net decrease in cash	(	17,911)

Cash - beginning of year		21,891

Cash - end of year		$3,980

Cash paid during the year for interest		$4,871

The accompanying notes are an integral part of the financial statements

PEOPLESOURCE, INC.

NOTES TO FINANCIAL STATEMENTS
As of and for the Year Ended December 31, 2008

  1.       Nature of Operations and Concentration of Credit Risk:

PeopleSource, Inc., located in Winston-Salem, North Carolina, provides predominantly long-term contract information technology staffing services as well as permanent placement in employment positions.

The Company places its cash and cash equivalents on deposit with financial institutions in the United States.  In October and November 2008, the Federal Deposit Insurance Corporation (FDIC) temporarily increased coverage to $250,000 for substantially all depository accounts and temporarily provides unlimited coverage for certain qualifying and participating non-interest bearing transaction accounts.  The increased coverage is scheduled to expire on December 31, 2013, at which time it is anticipated amounts insured by the FDIC will return to $100,000.  During the year, the Company from time to time may have had amounts on deposit in excess of the insured limits.

  2.       Summary of Significant Accounting Policies:

These financial statements were prepared on the basis of accounting principles generally accepted in the United States of America.  The more significant of the principles used are described as follows:

The Company's cash, as stated for cash flow purposes, consists entirely of interest and non-interest bearing cash accounts and petty cash.  The Company has no other assets that are considered              cash equivalents.

Customer accounts receivable are stated at the amount management expects to collect from outstanding balances.  The Company performs ongoing credit evaluations of its customers and generally does not require collateral.  Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts.  Balances which remain outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable.  Historically, credit losses have not been significant, and management believes that no allowance for doubtful accounts is required at this time.

Property and equipment is carried at cost less accumulated depreciation.  New assets and expenditures which substantially increase the useful lives of existing assets are capitalized.  Maintenance and repairs are expensed as incurred.  Depreciation is computed by use of the straight-line method over the  estimated useful lives of the assets.

FASB Staff Position (FSP) 48-3 defers the effective date of FASB Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, for certain non-public enterprises for fiscal years beginning after December 15, 2008.  The Company has elected to defer the application of FIN 48 in accordance with FSP 48-3.  During the deferral period of the application of FIN 48, the Company will continue to evaluate uncertain tax positions utilizing the underlying principles of FAS 109, Accounting for Income Taxes, and FAS 5, Accounting for Contingencies.

PEOPLESOURCE, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  2.       Summary of Significant Accounting Policies (Continued):

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

  3.       Note Payable:

A summary of the Company's note payable as of December 31, 2008 is as follows:

Martha I. Cox:
Note payable to relative of stockholder;
  payable in monthly installments of accrued
  interest at prime plus 1%; due on demand;
  secured by accounts receivable                                                                                         $      40,000

The Company has a revolving line of credit of $100,000 with Bank of the Carolinas.  Under the terms of this note, the outstanding principal balance plus any unpaid accrued interest is due on demand.  Accrued interest is payable monthly at Bank of the Carolinas' prime rate.  This note is secured by the Company's deposit accounts with Bank of the Carolinas.  The balance outstanding under this revolving line of credit was $-0- at December 31, 2008.

  4.       Employee Benefit Plan:

The Company maintains a defined contribution deferred income retirement plan (Plan) established under Section 401(k) of the Internal Revenue Code.  The Plan is available to substantially all employees of the Company who have met certain service requirements.  Employee contributions to the Plan are limited to a percentage of compensation as defined by the Plan.  Company contributions to the Plan are made at the discretion of the Board of Directors.  The Company made no contributions to the Plan during 2008.

  5.       Leases:

The Company leases office space for $3,331 per month under an operating lease that commenced on December 15, 2004 and terminates on December 31, 2009.  Operating lease expense for the year ended December 31, 2008 amounted to $40,070.

Following is a schedule of future minimum lease payments under the above operating lease as of December 31, 2008:

Year Ending December 31                                                                                                    Amount
2009                                                                                           $    40,767

PEOPLESOURCE, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  6.       Income Taxes:

Effective January 1, 1998, the Company has elected to be taxed under Subchapter S of the Internal Revenue Code.  Under this election, the income or loss of the Company is required to be reported by the stockholders on their individual income tax returns.  As a result, no provision for income taxes would normally be recognized.

The taxable income or loss reported by the stockholder will differ from the net income or loss reflected  in these financial statements, due to the tax return being prepared on the cash basis.

The Company's income tax returns have not been examined by the Internal Revenue Service.  The Company's management believes that only the years ended December 31, 2008, 2007, and 2006 are subject to audit.

  7.       Capital Structure:

Shares of common stock represent voting shares, and dividends are paid at the discretion of the Board of Directors.

  8.       Concentrations:

Operating revenue from two customers accounted for approximately 63% of the Company's revenue for the year ended December 31, 2008.

  9.       Subsequent Event:

The sole stockholder of the Company has entered into an agreement to sell all of the Company's fixed assets as well as the Company's client list and executed contracts in force to an unrelated party.

Turlington and Company, LLP
Certified Public Accountants

INDEPENDENT ACCOUNTANTS' REVIEW REPORT

To the Stockholder
PeopleSource, Inc.
Winston-Salem, North Carolina

We have reviewed the accompanying balance sheet of PeopleSource, Inc. (an S Corporation) as of September 30, 2009, and the related statements of income, changes in stockholder's equity, and cash flows for the nine-month period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.  All information included in these financial statements is the representation of the management of PeopleSource, Inc.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data.  It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole.  Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Our review was made for the purpose of expressing limited assurance that there are no material modifications that should be made to the financial statements in order for them to be in conformity with generally accepted accounting principles.  The information included in the accompanying Schedules I, II, III, and IV is presented only for supplementary analysis purposes.  Such information has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements, and we are not aware of any material modifications that should be made thereto.

t
Winston-Salem, North Carolina
October 21, 2009

509 East Center Street – Post Office Box 1697 – Lexington, North Carolina 27293-1697
Office: 336-249-6856 – Facsimile: 336-248-8697
1338 Westgate Center Drive – Winston Salem, North Carolina 27103
Office: 336-765-2410 – Facsimile: 336-765-6241
www.turlingtonandcompany.com

PEOPLESOURCE, INC.

BALANCE SHEET
September 30, 2009

ASSETS
Current assets:
Accounts receivable:
Trade	$278,846
Other	3,428
Prepaid expenses	4,742
287,016
Property and equipment:
Computer equipment	21,716
Furniture and equipment	17,395
39,111
Less, accumulated depreciation	35,671
3,440
Other assets:
Deposits	3,138

$293,594

LIABILITIES
Current liabilities:
Bank overdraft	$41,864
Accounts payable - trade	56,187
Other accrued liabilities	49,906
147,957

STOCKHOLDER'S EQUITY
Capital stock	1,000

Retained earnings	144,637
145,637

$293,594

The accompanying notes are an integral part of the financial statements
See independent accountants' review report

PEOPLESOURCE, INC.

STATEMENT OF STOCKHOLDER'S EQUITY
Nine-Month Period Ended September 30, 2009

Capital stock:
Common; no par value; 1,000 shares issued and
outstanding, with no changes during the period		$1,000

Retained earnings:

Balance at beginning of period		232,693

Net income for the period		41,967

Distributions to stockholder	(	130,023)

Balance at end of period		144,637

		$145,637

The accompanying notes are an integral part of the financial statements
See independent accountants' review report

PEOPLESOURCE, INC.

STATEMENT OF INCOME
Nine-Month Period Ended September 30, 2009

Revenue:
Fee revenue	$1,627,166

Cost of revenue:
Salaries and wages	758,229
Employee benefits	34,105
Payroll taxes	55,882
Temporary services	422,821
1,271,037
Gross profit	356,129

Operating expenses:
Salaries and wages	161,755
Employee benefits	12,694
Payroll taxes	11,455
Taxes and licenses	4,647
Office rent	30,854
Depreciation	1,633
Advertising	1,531
Office expense	11,186
Telephone	2,754
Insurance	15,159
Travel	7,236
Professional fees	44,154
Dues and subscriptions	254
Recruitment expense	4,002
Meals and entertainment	4,315
313,629

Operating income	42,500

Other deductions:
Loss on sale of equipment	8
Interest paid	525
533

Net income for the period	$41,967

The accompanying notes are an integral part of the financial statements
See independent accountants' review report

PEOPLESOURCE, INC.

STATEMENT OF CASH FLOWS
Nine-Month Period Ended September 30, 2009

Cash flows from operating activities:
Net income for the period		$41,967
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation		1,633
Loss on sale of equipment		8
Changes in assets and liabilities:
Accounts receivable - trade		127,665
Accounts receivable - other	(	3,428)
Prepaid expenses	(	4,742)
Bank overdraft		41,864
Accounts payable	(	13,051)
Other accrued liabilities	(	26,198)

Net cash provided by operating activities		165,718

Cash flows from investing activities:
Proceeds from sale of equipment		325

Cash flows from financing activities:
Proceeds from short-term borrowings		60,000
Payments on short-term debt	(	100,000)
Distributions to stockholder	(	130,023)

Net cash used for financing activities	(	170,023)

Net decrease in cash	(	3,980)

Cash - beginning of period		3,980

Cash - end of period		$-

Cash paid during the period for interest		$525

The accompanying notes are an integral part of the financial statements
See independent accountants' review report

PEOPLESOURCE, INC.

NOTES TO FINANCIAL STATEMENTS
As of and for the Nine-Month Period Ended September 30, 2009

  1.       Nature of Operations and Concentration of Credit Risk:

PeopleSource, Inc., located in Winston-Salem, North Carolina, provides predominantly long-term contract information technology staffing services as well as permanent placement in employment positions.

The Company places its cash and cash equivalents on deposit with financial institutions in the United States.  In October and November 2008, the Federal Deposit Insurance Corporation (FDIC) temporarily increased coverage to $250,000 for substantially all depository accounts and temporarily provides unlimited coverage for certain qualifying and participating non-interest bearing transaction accounts.  The increased coverage is scheduled to expire on December 31, 2013, at which time it is anticipated amounts insured by the FDIC will return to $100,000.  During the period, the Company from time to time may have had amounts on deposit in excess of the insured limits.

  2.       Summary of Significant Accounting Policies:

These financial statements were prepared on the basis of generally accepted accounting principles.  The more significant of the principles used are described as follows:

The Company's cash, as stated for cash flow purposes, consists entirely of interest and non-interest bearing cash accounts and petty cash.  The Company has no other assets that are considered cash equivalents.

Customer accounts receivable are stated at the amount management expects to collect from outstanding balances.  The Company performs ongoing credit evaluations of its customers and generally does not require collateral.  Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts.  Balances which remain outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable.  Historically, credit losses have not been significant, and management believes that no allowance for doubtful accounts is required at this time.

Property and equipment is carried at cost less accumulated depreciation.  New assets and expenditures which substantially increase the useful lives of existing assets are capitalized.  Maintenance and repairs are expensed as incurred.  Depreciation is computed by use of the straight-line method over the  estimated useful lives of the assets.

FASB Staff Position (FSP) 48-3 defers the effective date of FASB Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, for certain non-public enterprises for fiscal years beginning after December 15, 2008.  The Company has elected to defer the application of FIN 48 in accordance with FSP 48-3.  During the deferral period of the application of FIN 48, the Company will continue to evaluate uncertain tax positions utilizing the underlying principles of FAS 109, Accounting for Income Taxes, and FAS 5, Accounting for Contingencies.

PEOPLESOURCE, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  2.       Summary of Significant Accounting Policies (Continued):

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

  3.       Note Payable:

The Company has a revolving line of credit of $150,000 with a bank.  Under the terms of this note, the outstanding principal balance plus any unpaid accrued interest is due on demand.  Accrued interest is payable monthly at the bank's prime rate plus .5%.  This note is secured by the Company's accounts receivable.  The balance outstanding under this revolving line of credit was $-0- at September 30, 2009.

  4.       Income Taxes:

Effective January 1, 1998, the Company elected to be taxed under Subchapter S of the Internal Revenue Code.  Under this election, the income or loss of the Company is required to be reported by the stockholders on their individual income tax returns.  As a result, no provision for income taxes would normally be recognized.

The taxable income or loss reported by the stockholder will differ from the net income or loss reflected  in these financial statements, due to the tax return being prepared on the cash basis.

The Company's income tax returns have not been examined by the Internal Revenue Service.  The Company's management believes that only the years ended December 31, 2008, 2007, and 2006 are subject to audit.

  5.       Capital Structure:

Shares of common stock represent voting shares, and dividends are paid at the discretion of the Board of Directors.

  6.       Concentrations:

Operating revenues for two customers accounted for approximately 58% of the Company's revenue for the nine-month period ended September 30, 2009.

  7.       Sale of Assets:

The sole stockholder of the Company sold all of the Company's fixed assets as well as the Company's client list and executed contracts in force to an unrelated party on October 1, 2009.